EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lithium Americas Corp. on Form 10-Q for the period ending March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Evans, President and Chief Executive Officer of Lithium Americas Corp., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lithium Americas Corp.

Date:	May 15, 2025	By:	/s/ Jonathan Evans
Jonathan Evans
President and Chief Executive Officer
(Principal Executive Officer)
Lithium Americas Corp.